SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2003

GENVEC, INC.

 (Exact name of registrant as specified in its charter)

Delaware	0-24469	23-2705690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 West Watkins Mill Road

Gaithersburg, MD

 (Address of principal executive offices)

20878

 (Zip code)

(240) 632-0740

 (Registrant’s telephone number, including area code)

Item 5.  Other Events

                On March 11, 2003, GenVec, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2002.  The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1         Text of Press Release, dated March 11, 2003.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.
(Registrant)

/s/ Jeffrey W. Church
Jeffrey W. Church
Chief Financial Officer, Treasurer
and Corporate Secretary

Date:  March 11, 2003